Disclosure of Capital Risk Management (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Jan. 01, 2018	Dec. 31, 2017
Disclosure of capital risk management [Line Items]
Interest bearing borrowings, net of deferred financing costs	$ 6,920	$ 5,461
Cash and cash equivalents	(861)	(2,471)	$ (2,676)		$ (1,239)
Restricted cash and cash equivalents	(16)	(15)
Net debt	6,043	2,975
Equity	1,929	4,446	$ 4,409	$ 4,562	$ 4,538
Total capital	$ 7,972	$ 7,421
Gearing ratio	75.80%	40.10%